Exhibit 10.5
Execution Copy

PLEDGE AGREEMENT
This PLEDGE AGREEMENT (this “Agreement”), dated as of October 28, 2016, is made by each of the undersigned entities and each other Person who becomes a party hereto pursuant to Section 18 (each a “Debtor” and collectively the “Debtors”) in favor of COMPASS BANK, in its capacity as administrative agent (the “Administrative Agent”) for the benefit of the Secured Parties (as defined in the Credit Agreement referenced below).

SECTION 1.DEFINITIONS. All capitalized terms used but not otherwise defined herein have the meanings set forth in that certain Credit Agreement, dated as of the date hereof among Northstar Healthcare Acquisitions, L.L.C., as borrower (“Borrower”), the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
SECTION 2.    GRANT OF SECURITY INTEREST. For valuable consideration, each Debtor hereby grants, pledges, assigns, transfers, sets over and delivers, for the payment, performance and satisfaction of the Obligations, to the Administrative Agent for the benefit of the Secured Parties a security interest in, subject to the last paragraph of this Section, all right, title, and interest in and to the property of such Debtor described as follows (collectively, the “Collateral”):
(a)    (i) in the case of each Domestic Subsidiary, one hundred percent (100%) of the issued and outstanding Equity Interests of such Subsidiary and (ii) in the case of each First Tier Foreign Subsidiary and FSHCO that is directly owned by any Debtor, sixty-five percent (65%) of the issued and outstanding Equity Interests of such Subsidiary entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and one hundred percent (100%) of the issued and outstanding Equity Interests of such Subsidiary not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)), whether now existing or hereafter created or acquired (collectively, the “Pledged Interests”), including, without limitation, the Equity Interests described on Schedule 1 (such Subsidiaries, together with all other Subsidiaries whose Equity Interests may be required to be subject to this Agreement from time to time, are referred to collectively as the “Pledged Issuers”);
(b)    all money, securities, security entitlements and other investment property, dividends, distributions, rights, general intangibles and other property at any time and from time to time (i) declared or distributed in respect of or in exchange for or on conversion of any Pledged Interest, or (ii) by its or their terms exchangeable or exercisable for or convertible into any Pledged Interest;

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(c)    all other property of whatever character or description, including money, securities, security entitlements and other investment property, and general intangibles hereafter delivered to the Administrative Agent in substitution for or as an addition to any of the foregoing;
(d)    all securities accounts to which any or all of the foregoing may at any time be credited and all certificates and instruments representing or evidencing any of the foregoing; and
(e)    whatever is receivable or received when any of the foregoing or the proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment, and all rights to payment with respect to any claim or cause of action affecting or relating to any of the foregoing.
Notwithstanding anything to the contrary contained in this Section 2, Collateral shall not include (collectively, the “Excluded Collateral”): (i) any Equity Interests of any Subsidiary (other than any wholly-owned Subsidiary) if, to the extent and so long as under the terms of the Organization Documents of such Subsidiary the valid grant of a security interest or lien therein to Administrative Agent is prohibited and such prohibition has not been or is not waived or the consent of the relevant third party has not been or is not otherwise obtained; provided that the foregoing exclusion shall in no way be construed (x) to apply if any such prohibition is unenforceable under Sections 9-401, 9-406(d), 9-407, 9-408 or 9-409 of the UCC or other Laws or (y) so as to limit, impair or otherwise affect Administrative Agent’s unconditional continuing security interests in and liens upon any rights or interests of any Debtor in or to monies due or to become due under any such Equity Interests, (the “Restricted Assets”), and (ii) any Equity Interests of any Foreign Subsidiary (except for Equity Interests consisting of not more than 65% of the voting power of all classes of capital stock (or other Equity Interests) entitled to vote of any First Tier Foreign Subsidiary); provided that the proceeds of any Restricted Asset shall be deemed to be Collateral.
SECTION 3.    REPRESENTATIONS AND WARRANTIES. Each Debtor represents and warrants to the Administrative Agent for the benefit of the Secured Parties that: (a) Schedule 2 contains true and complete information as to each of the following: (i) the exact legal name of such Debtor as of the date of execution by such Debtor of this Agreement or the Pledge Joinder Agreement (as defined below) to which it is a party, as applicable (such date, with respect to each Debtor, its “Applicable Date”), (ii) the jurisdiction of formation, and form of organization of such Debtor as of its Applicable Date, (iii) the location of such Debtor’s chief executive office as of its Applicable Date, (iv) the Federal Tax Identification Number of such Debtor assigned by the Internal Revenue Service as of its Applicable Date; and (v) the identification number of such Debtor in its jurisdiction of formation (if any) as of its Applicable Date; (b) all of such Debtor’s Organization Documents delivered to the Administrative Agent are complete and accurate in all material respects; (c) such Debtor is the owner and has possession or control of the Collateral of such Debtor; (d) such Debtor has the full power and authority to grant a security interest in the Collateral of such Debtor; (e) all Collateral of such Debtor are free from Liens, adverse claims

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and setoff, and are not subject to any voting trust, shareholders agreement, right of first refusal, voting proxy, power of attorney or other similar arrangement, except for Permitted Liens and any voting trust, shareholders agreement, right of first refusal, voting proxy, power of attorney or other similar arrangement set forth on Schedule 1; (f) all statements contained herein of such Debtor are true and complete in all material respects; (g) no financing statement covering any of the Collateral of such Debtor, and naming any secured party other than the Administrative Agent, is on file in any public office (other than financing statements for Permitted Liens); (h) all of the Pledged Interests of such Debtor are validly issued and outstanding, fully paid and non-assessable and, as of its Applicable Date, are accurately described on Schedule 1, and (i) to the extent the Pledged Interests are certificated, such certificates have been delivered to the Administrative Agent or will be delivered to the Administrative Agent (i) within two Business Days or such longer period as is consented to by the Administrative Agent in its sole discretion from the date of this Agreement in the case of Pledged Interests existing on the date hereof, and (ii) within one Business Day or such longer period as is consented to by the Administrative Agent in its sole discretion from the delivery of any Pledge Agreement Supplement (as defined below) or Pledge Joinder Agreement in the case of Pledged Interests acquired after the date hereof, in each case in accordance with Section 4(b).
SECTION 4.    COVENANTS OF DEBTORS.
(a)    Each Debtor agrees: (i) without limiting the generality of Section 10.4 of the Credit Agreement (but subject to any limitations and restrictions contained therein), to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent (including, without limitation, the reasonable fees, charges and disbursements of counsel) in the perfection and preservation of the Collateral for the benefit of the Secured Parties or the Secured Parties’ interest therein and all out-of-pocket expenses incurred by the Administrative Agent, any Lender or the LC Issuing Lender (including the fees, charges and disbursements of any counsel) in connection with the realization, enforcement and exercise of its rights, powers, and remedies hereunder; (ii) to, at such Debtor’s expense (but not to exceed the obligation under the preceding clause (i)), take all actions reasonably requested by the Administrative Agent in connection with the perfection and preservation of the Collateral or the Secured Parties’ interest therein and/or the realization, enforcement and exercise of the Administrative Agent’s rights, powers and remedies hereunder; (iii) to execute and deliver such documents as the Administrative Agent reasonably deems necessary or desirable to create, perfect and continue the security interests contemplated hereby; (iv) not to change its name or the jurisdiction in which it is organized and/or registered except in accordance with Section 7.20 of the Credit Agreement; (v) subject to Section 6.16 of the Credit Agreement, not to change the places where such Debtor keeps any Collateral or such Debtor’s records concerning the Collateral without giving the Administrative Agent at least twenty days prior written notice of the address to which such Debtor is moving same; and (vi) to cooperate with the Administrative Agent in perfecting all security interests granted herein and use commercially reasonable efforts in obtaining such agreements from third parties as the Administrative Agent reasonably deems necessary, proper or convenient in connection with the

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preservation, perfection or enforcement of any of its rights hereunder (in each case, except as otherwise provided in the Credit Agreement). Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement or any other Loan Document, the Administrative Agent shall not require that security interests in the Pledged Interests in any First Tier Foreign Subsidiary be perfected in any jurisdiction outside of the United States on the Closing Date.
(b)    Each Debtor agrees with regard to the Collateral that the Administrative Agent for the benefit of the Secured Parties is authorized to file financing statements in the name of such Debtor to perfect the Administrative Agent’s security interest in Collateral. Each Debtor shall (x) deliver all certificates, instruments or, to the extent requested by the Administrative Agent other documents representing any Collateral to the Administrative Agent at such location as the Administrative Agent shall from time to time designate by written notice pursuant to Section 8 for its custody at all times until the Termination Date, together with such instruments of assignment and transfer as reasonably requested by the Administrative Agent, and (y) register and cause to be registered the security interest of the Administrative Agent in the Collateral on the registration books of the applicable Pledged Issuer; provided that, to the extent the applicable Debtor does not control the applicable Pledged Issuer, it shall use commercially reasonable efforts to register and cause to be registered the security interest of the Administrative Agent in the Collateral on the registration books of such Pledged Issuer.
(c)    Without the prior consent of the Administrative Agent, no Pledged Interest that, as of the date hereof (i) does not constitute a “security” within the meaning of Article 8 of the New York Uniform Commercial Code (“Article 8”) and (ii) is not represented or evidenced by certificates or instruments, shall, after the date hereof, constitute a “security” within the meaning of Article 8, unless (x) such Pledged Interest is of a corporation, (y) such Pledge Interest becomes represented or evidenced by a certificate or instrument and such certificate or instrument is delivered to the Administrative Agent (together with such instruments of assignment and transfer as reasonably requested by the Administrative Agent) or (x) the Debtor that pledged such Pledged Interest hereunder, the issuer of such Pledged Interest and the Administrative Agent enter into a control agreement with respect to such Pledged Interest (in form and substance reasonably satisfactory to the Administrative Agent).
SECTION 5.    REMEDIES.
(a)    Upon the occurrence of and during the continuance of any Event of Default, the Administrative Agent, on behalf of the Secured Parties, shall have all rights, powers, privileges and remedies granted to a secured party upon default under the Uniform Commercial Code or otherwise provided by law (subject to the Law of any foreign jurisdiction in the case of Pledged Interests in a foreign Pledged Issuer), including, without limitation, the right (i) to transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, (ii) to contact all Persons obligated to any Debtor on any Collateral and to instruct such Persons to deliver all Collateral directly to the Administrative Agent, and (iii) to sell, lease, license or otherwise

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dispose of any or all Collateral, all of which may be exercised with or, if allowed by Law, without notice to any Debtor. All rights, powers, privileges and remedies of the Administrative Agent may be exercised at any time by the Administrative Agent and from time to time after the occurrence of and during the continuance of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by Law, equity or set forth elsewhere in this Agreement or the other Loan Documents. No delay, failure or discontinuance of the Administrative Agent in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by the Administrative Agent or any Secured Party of any default hereunder, or any such waiver of any provisions or conditions hereof, must be made in accordance with Section 10.1 of the Credit Agreement.
(b)    The Debtors recognize that the Administrative Agent may be unable, after the occurrence and during the continuance of any Event of Default, to effect a public sale of any or all the Pledged Interests by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities law or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obligated to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Debtors acknowledge and agree that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay sale of any of the Pledged Interests for the period of time necessary to permit any Subsidiary to register such securities for public sale under the Securities Act, or under applicable state securities law, even if such Subsidiary would agree to do so.
(c)    If an Event of Default has occurred and is continuing: (i) and unless otherwise agreed to by Administrative Agent, Debtor will deliver to the Administrative Agent, no later than one Business Day following the receipt thereof, any dividends, distributions or other Collateral it may receive from time to time, and, until so delivered, shall hold all such items of payment in trust for the Secured Parties separate from the funds and other property of any Debtor; (ii) except to the extent permitted by the Credit Agreement, no Debtor will dispose of any Collateral except on terms approved by the Administrative Agent in advance in writing; (iii) at the Administrative Agent’s request, each Debtor will assemble and deliver all Collateral of such Debtor not already in the possession of the Administrative Agent, and books and records pertaining thereto, to the Administrative Agent at a reasonably convenient place designated by the Administrative Agent; and (iv) upon notice to such Debtor by the Administrative Agent, all rights of such Debtor to exercise or refrain from exercising voting or other consensual rights in respect of the Collateral

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shall cease and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights. Except as set forth in clauses (i) and (iv) of the immediately preceding sentence, each Debtor shall be entitled to exercise, in its reasonable judgment, but in a manner not inconsistent with the terms of the Credit Agreement or any other Loan Document (including this Agreement), the voting powers and all other incidental rights of ownership with respect to any Collateral and (subject to each Debtor’s obligation to deliver to the Administrative Agent certificated Pledged Interests pursuant to Section 4(b)) to receive all dividends, distributions and other Collateral.
(d)    EACH DEBTOR WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW (I) ANY NOTICE OR HEARING PRIOR TO THE TAKING OF POSSESSION OR CONTROL BY THE ADMINISTRATIVE AGENT OF ANY COLLATERAL, (II) THE POSTING OF ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING THE ADMINISTRATIVE AGENT TO EXERCISE ANY OF ITS RIGHTS OR REMEDIES, AND (III) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS.
SECTION 6.    DISPOSITION OF COLLATERAL. In disposing of Collateral hereunder, the Administrative Agent may disclaim all warranties of title, possession, quiet enjoyment and the like. Any proceeds of any disposition of any Collateral, or any part thereof, shall be applied by the Administrative Agent toward the payment of the Obligations in such order as set forth in Section 8.3 of the Credit Agreement.
SECTION 7.    POWERS OF THE ADMINISTRATIVE AGENT. Each Debtor appoints the Administrative Agent its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by the Administrative Agent’s officers and employees, or any of them: (a) to perform any obligation of such Debtor hereunder in such Debtor’s name or otherwise; and (b) to do all acts and things and execute all documents in the name of such Debtor or otherwise, deemed by the Administrative Agent as necessary, proper or convenient in connection with the preservation, perfection or enforcement of its rights hereunder; provided that the Administrative Agent agrees not to exercise such power of attorney unless an Event of Default has occurred and is continuing.
SECTION 8.    NOTICES. All notices, requests and demands required or permitted hereunder shall be given (a) with respect to any Debtor, at the Company’s address indicated in Section 10.2 of the Credit Agreement, and (b) with respect to the Administrative Agent or any other Secured Party, at the Administrative Agent’s address indicated in Section 10.2 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.2 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

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SECTION 9.    SUCCESSORS, ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective permitted successors and assigns; provided that no Debtor shall be permitted to assign any of its rights, powers, duties or obligations under this Agreement or any other interest herein without the prior written consent of the Administrative Agent. Without limiting the generality of the foregoing sentence of this Section 9, any Secured Party may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement) or any Secured Cash Management Agreement or Secured Hedge Agreement (to the extent permitted thereunder); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, subject however, to the provisions of the Credit Agreement, including, without limitation, Section 10.6 of the Credit Agreement.
SECTION 10.    SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
SECTION 11.    GOVERNING LAW; JURISDICTION; ETC.
(a)    Governing Law. This Agreement and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.
(b)    Submission to Jurisdiction. Each Debtor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, the LC Issuing Lender or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.  Nothing in this

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Agreement or in any other Loan Document shall affect any right that the Administrative Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Debtor or its properties in the courts of any jurisdiction.
(c)    Waiver of Venue. Each Debtor irrevocably and unconditionally waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in subsection (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 8. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by Law.
SECTION 12.    WAIVER OF JURY TRIAL. EACH PARTY HERETO (AND BY ACCEPTING THE BENEFITS HEREOF, EACH SECURED PARTY) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 13.    REINSTATEMENT. Each Debtor agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by the Administrative Agent or any Secured Party in respect of any of the Obligations is rescinded or must be restored for any reason, or is repaid by any Secured Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.
SECTION 14.    SECURED CASH MANAGEMENT AGREEMENTS AND SECURED HEDGE AGREEMENTS. No Secured Party that obtains the benefit of this Agreement shall have any right to notice of any action or to consent to, direct or object to, any action hereunder or otherwise in respect of the Collateral (including, without limitation, the release or impairment of any Collateral) other than in its capacity as a Lender, the LC Issuing Lender or the

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Administrative Agent, as applicable, and, in any such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, the Obligations arising under any Secured Cash Management Agreement and any Secured Hedge Agreement to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Lender or Affiliate of a Lender, as the case may be. Each Secured Party not a party to the Credit Agreement that obtains the benefit of this Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Section 9 of the Credit Agreement.
SECTION 15.    TERMINATION. Subject to reinstatement in accordance with Section 13, this Agreement will terminate upon the Termination Date. Upon such termination, the Administrative Agent, at the request and sole expense of the Debtors, shall execute and deliver to the Debtors all releases or other documents reasonably necessary or desirable to evidence such termination. If any Debtor or any Collateral shall be released by the Administrative Agent as permitted by Section 9.11 of the Credit Agreement, then the Administrative Agent, at the request and sole expense of such applicable Debtors, shall promptly execute and deliver to such Debtors all releases or other documents reasonably necessary or desirable for the release of such Debtors and/or the Liens on Collateral created hereby.
SECTION 16.    COUNTERPARTS. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart executed by the party against whom enforcement is sought. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 17.    ADDITIONAL INTERESTS. If any Debtor shall at any time acquire or hold any additional Pledged Interests (other than any Excluded Collateral), including any Pledged Interests issued by any Subsidiary not listed on Schedule 1 which are required to be subject to a Lien pursuant to this Agreement by the terms hereof or of any provision of the Credit Agreement, but subject to any limitations contained herein and therein and other than any Excluded Collateral (any such shares being referred to herein as the “Additional Interests”), such Debtor shall deliver to the Administrative Agent (i) a pledge agreement supplement in the form of Annex 1 (each a “Pledge Agreement Supplement”) with respect to such Additional Interests duly completed and executed by such Debtor and (ii) any other document reasonably required in

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connection with such Additional Interests as described in Section 4(b). Each Debtor shall comply with the requirements of this Section 17 within thirty days of the acquisition of any such Additional Interests or such longer period as is consented to by the Administrative Agent in its sole discretion or, in the case of Additional Interests to which Section 6.12 of the Credit Agreement applies, within the time period specified in such Section; provided that the failure to comply with the provisions of this Section 17 shall not impair the Lien on Additional Interests conferred hereunder.
SECTION 18.    ADDITIONAL DEBTORS. Pursuant to Section 6.12 of the Credit Agreement, certain Subsidiaries that are created or acquired after the Closing Date are required to enter into this Agreement as Debtors. Upon execution and delivery by any such Subsidiary of a pledge joinder agreement in the form of Annex 2 (each a “Pledge Joinder Agreement”), such Subsidiary shall become a Debtor hereunder with the same force and effect as if originally named as a Debtor herein. The execution and delivery of a Pledge Joinder Agreement adding an additional Debtor as a party to this Agreement shall not require the consent of any other Debtor hereunder. The rights and obligations of each Debtor hereunder shall remain in full force and effect notwithstanding the addition of any new Debtor as a party to this Agreement.
SECTION 19.    ENTIRE AGREEMENT. This Agreement and each Pledge Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as contained in the Loan Documents. The express terms hereof and of the Pledge Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof or thereof. Neither this Agreement nor any Pledge Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in Section 10.1 of the Credit Agreement.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be executed and delivered as of the day and year first written above.
DEBTORS:

ATHAS ADMINISTRATIVE LLC

By:    Athas Health LLC, its sole member
By:     /s/ Matthew K. Maruca_____________
Name:    Matthew K. Maruca________________
Title:     General Counsel___________________

ATHAS HEALTH LLC
By:    Northstar Healthcare Subco, L.L.C.,
its sole member
By:     _/s/ Matthew K. Maruca______________
Name:    __Matthew K. Maruca_______________
Title:     General Counsel____________________

ATHAS HOLDINGS LLC

By:    Athas Health LLC, its sole member
By:     _/s/ Matthew K. Maruca______________
Name:    __Matthew K. Maruca________________
Title:     __General Counsel___________________

[Signature Page to Guaranty and Security Agreement]
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BELLAIRE SURGICAL HOSPITAL HOLDINGS, LLC
By:     _/s/ Matthew K. Maruca_________________
Name:     Matthew K. Maruca_____________________
Title:     _General Counsel________________________

CENTRAL DALLAS MANAGEMENT, LLC
By:     /s/ Matthew K. Maruca_____________________
Name:    Matthew K. Maruca_______________________
Title:     General Counsel___________________________

[Signature Page to Guaranty and Security Agreement]
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CENTRAL MEDICAL SOLUTIONS LLC
By:     __/s/ Matthew K. Maruca_______________
Name:    _Matthew K. Maruca____________________
Title:     General Counsel________________________

CHANDLER SURGERY CENTER, LLC

By:     _/s/ Matthew K. Maruca____________________
Name:    Matthew K. Maruca________________________
Title:     General Counsel___________________________

CONCERTIS, LLC

By:     /s/ Matthew K. Maruca_____________________
Name:    Matthew K. Maruca_____________________
Title:     General Counsel_________________________

FIRST NOBILIS HOSPITAL, LLC

By:     _/s/ Matthew K. Maruca__________________
Name:    Matthew K. Maruca______________________
Title:     General Counsel_________________________

FIRST NOBILIS HOSPITAL MANAGEMENT,
LLC
By:     _/s/ Matthew K. Maruca__________________
Name:    Matthew K. Maruca______________________
Title:     General Counsel__________________________

[Signature Page to Guaranty and Security Agreement]
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FIRST NOBILIS, LLC

By:     _/s/ Matthew K. Maruca________________
Name:    _Matthew K. Maruca___________________
Title:     General Counsel_______________________

FIRST NOBILIS SURGICAL CENTER, LLC

By:     _/s/ Matthew K. Maruca___________________
Name:    _Matthew K. Maruca______________________
Title:     __General Counsel________________________

[Signature Page to Guaranty and Security Agreement]
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HERMANN DRIVE SURGICAL HOSPITAL, LP

By:    Northstar Healthcare General Partner,
L.L.C., its sole general partner

By:     _/s/ Matthew K. Maruca___________
Name:    Matthew K. Maruca_______________
Title:     General Counsel__________________

KUYKENDAHL ROAD SURGICAL
HOSPITAL, LLC
By:     __/s/ Matthew K. Maruca_________________
Name:    _Matthew K. Maruca_____________________
Title:     General Counsel_________________________

MARSH LANE SURGICAL HOSPITAL, LLC
By:     _/s/ Matthew K. Maruca___________________
Name:    Matthew K. Maruca____________________
Title:     General Counsel______________________

MPDSC, LLC

By:     __/s/ Matthew K. Maruca_________________
Name:    __Matthew K. Maruca____________________
Title:     __General Counsel_______________________

[Signature Page to Guaranty and Security Agreement]
82956925_8

NOBILIS HEALTH CORP.
By:     _/s/ Matthew K. Maruca___________________
Name:    Matthew K. Maruca_______________________
Title:     _General Counsel_________________________

NOBILIS HEALTH MARKETING, LLC
By:     /s/ Matthew K. Maruca____________________
Name:    Matthew K. Maruca_______________________
Title:     General Counsel__________________________

NOBILIS SURGICAL ASSIST, LLC
By:     /s/ Matthew K. Maruca_____________________
Name:    Matthew K. Maruca_______________________
Title:     General Counsel__________________________

NOBILIS VASCULAR HOLDING
COMPANY, LLC

By:     /s/ Matthew K. Maruca____________________
Name:    Matthew K. Maruca____________________
Title:     General Counsel______________________

NORTHSTAR HEALTHCARE
ACQUISITIONS, L.L.C.

By:     __/s/ Matthew K. Maruca_________________
Name:    Matthew K. Maruca____________________
Title:     _General Counsel______________________

[Signature Page to Guaranty and Security Agreement]
82956925_8

NORTHSTAR HEALTHCARE GENERAL
PARTNER, L.L.C.

By:     _/s/ Matthew K. Maruca________________
Name:    _Matthew K. Maruca__________________
Title:     _General Counsel____________________

NORTHSTAR HEALTHCARE HOLDINGS,
INC.

By:     __/s/ Matthew K. Maruca________________
Name:    _Matthew K. Maruca____________________
Title:     _General Counsel_______________________

[Signature Page to Guaranty and Security Agreement]
82956925_8

NORTHSTAR HEALTHCARE LIMITED PARTNER, L.L.C.

By:     /s/ Matthew K. Maruca__________________
Name:    Matthew K. Maruca_____________________
Title:     _General Counsel_______________________

NORTHSTAR HEALTHCARE
MANAGEMENT COMPANY, LLC
By:    Northstar Healthcare Acquisitions,
L.L.C., its sole member
By:     /s/ Matthew K. Maruca______________
Name:    __Matthew K. Maruca______________
Title:     General Counsel___________________

NORTHSTAR HEALTHCARE NORTHWEST
HOUSTON MANAGEMENT, LLC
By:    Northstar Healthcare Acquisitions,
L.L.C., its sole manager
By:     _/s/ Matthew K. Maruca____________________
Name:    _Matthew K. Maruca______________________
Title:     _General Counsel_________________________

NORTHSTAR HEALTHCARE SUBCO, L.L.C.
By:     _/s/ Matthew K. Maruca____________________
Name:    __Matthew K. Maruca______________________
Title:     _General Counsel__________________________

[Signature Page to Guaranty and Security Agreement]
82956925_8

NORTHSTAR HEALTHCARE SURGERY
CENTER – HOUSTON, LLC

By:    Northstar Healthcare Acquisitions,
L.L.C., its sole member

By:     ___/s/ Matthew K. Maruca____________
Name:     Matthew K. Maruca__________________
Title:     _General Counsel____________________

[Signature Page to Guaranty and Security Agreement]
82956925_8

NORTHSTAR HEALTHCARE SURGERY
CENTER – SCOTTSDALE, LLC

By:    Northstar Healthcare Acquisitions,
L.L.C., its sole manager

By:     __/s/ Matthew K. Maruca___________
Name:    _Matthew K. Maruca_______________
Title:     General Counsel___________________

ORACLE SURGERY CENTER, LLC

By:     __/s/ Matthew K. Maruca__________________
Name:    Matthew K. Maruca_______________________
Title:     _General Counsel_________________________

PEAK NEUROMONITORING ASSOCIATES –
TEXAS II, LLC

By:     _/s/ Matthew K. Maruca_____________________
Name:    Matthew K. Maruca________________________
Title:     General Counsel___________________________

PEAK SURGEON INNOVATIONS, LLC

By:     __/s/ Matthew K. Maruca___________________
Name:    Matthew K. Maruca________________________
Title:     __General Counsel_________________________

[Signature Page to Guaranty and Security Agreement]
82956925_8

PERIMETER ROAD SURGICAL HOSPITAL,
LLC

By:     _/s/ Matthew K. Maruca________________
Name:    Matthew K. Maruca____________________
Title:     General Counsel_______________________

PHOENIX SURGERY CENTER, LLC

By:     _/s/ Matthew K. Maruca__________________
Name:    Matthew K. Maruca______________________
Title:     _General Counsel________________________

[Signature Page to Guaranty and Security Agreement]
82956925_8

PREMIER HEALTH SPECIALISTS, LLC

By:     _/s/ Matthew K. Maruca________________
Name:    Matthew K. Maruca____________________
Title:     General Counsel _______________________

SOUTHWEST FREEWAY SURGERY CENTER,
LLC

By:     /s/ Matthew K. Maruca__________________
Name:    Matthew K. Maruca_____________________
Title:     General Counsel________________________

SOUTHWEST FREEWAY SURGERY CENTER
MANAGEMENT, LLC

By:     _/s/ Matthew K. Maruca__________________
Name:    Matthew K. Maruca______________________
Title:     _General Counsel________________________

SOUTHWEST HOUSTON SURGICAL
ASSIST, LLC

By:     __/s/ Matthew K. Maruca________________
Name:    Matthew K. Maruca_____________________
Title:     General Counsel_________________________

[Signature Page to Guaranty and Security Agreement]
82956925_8

THE PALLADIUM FOR SURGERY –
DALLAS, LTD.

By:    Northstar Healthcare General Partner,
L.L.C., its sole general partner

By:     /s/ Matthew K. Maruca____________
Name:    Matthew K. Maruca_______________
Title:     General Counsel___________________

THE PALLADIUM FOR SURGERY –
HOUSTON, LTD.

By:     __/s/ Matthew K. Maruca_________________
Name:    _Matthew K. Maruca_____________________
Title:     General Counsel_________________________

[Signature Page to Guaranty and Security Agreement]
82956925_8

Exhibit 10.5
Execution Copy

PREMIER HEALTH SPECIALISTS, LLC

By:     __/s/ Matthew K. Maruca_______________
Name:    Matthew K. Maruca____________________
Title:     General Counsel_______________________

SOUTHWEST FREEWAY SURGERY CENTER,
LLC

By:     _/s/ Matthew K. Maruca_________________
Name:    Matthew K. Maruca_____________________
Title:     General Counsel_________________________

SOUTHWEST FREEWAY SURGERY CENTER
MANAGEMENT, LLC

By:     _/s/ Matthew K. Maruca_________________
Name:    Matthew K. Maruca_____________________
Title:     General Counsel_________________________

SOUTHWEST HOUSTON SURGICAL
ASSIST, LLC

By:     _/s/ Matthew K. Maruca_________________
Name:    Matthew K. Maruca_____________________
Title:     General Counsel_________________________

82956925_8

THE PALLADIUM FOR SURGERY –
DALLAS, LTD.

By:    Northstar Healthcare General Partner,
L.L.C., its sole general partner

By:     _/s/ Matthew K. Maruca____________
Name:    Matthew K. Maruca________________
Title:     General Counsel___________________

THE PALLADIUM FOR SURGERY –
HOUSTON, LTD.

By:     _/s/ Matthew K. Maruca__________________
Name:    Matthew K. Maruca______________________
Title:     _General Counsel________________________

[Signature Page to Security Agreement]
82956925.7

ADMINISTRATIVE AGENT:

COMPASS BANK,
as Administrative Agent

By:     /s/ Latrice Tubbs
Name: Latrice Tubbs